                                                                   Exhibit 99.1


                               POWER OF ATTORNEY



KNOW ALL MEN BY THESE PRESENTS:

          THAT I, RICHARD D. BALLARD, a resident of the State of Georgia do hereby constitute and appoint Ramie A. Tritt, M.D. and Gerald R. Benjamin, and each of them, my true and lawful attorneys-in-fact and agents, to do any and all acts and things and to execute any and all instruments which said attorneys and agents may deem necessary or advisable to enable Physicians' Specialty
Corp. (the "Company") to comply with the Securities Exchange Act of 1934, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing by the Company under the said Securities Exchange Act of Rule 13E-3 Transaction Statement on Schedule 13E-3, and any or all amendments thereto; and the undersigned does hereby ratify and confirm as his own act and deed all that said attorneys-in-fact and agents shall do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, I have hereunto set my hand and seal on July 13, 1999.



                                             /s/ RICHARD D. BALLARD     (SEAL)
                                             --------------------------
                                             (Signature)

                               POWER OF ATTORNEY



KNOW ALL MEN BY THESE PRESENTS:

          THAT I, GERALD R. BENJAMIN, a resident of the State of Georgia do hereby constitute and appoint Ramie A. Tritt, M.D. and Richard D. Ballard, and each of them, my true and lawful attorneys-in-fact and agents, to do any and all acts and things and to execute any and all instruments which said attorneys and agents may deem necessary or advisable to enable Physicians' Specialty
Corp. (the "Company") to comply with the Securities Exchange Act of 1934, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing by the Company under the said Securities Exchange Act of Rule 13E-3 Transaction Statement on Schedule 13E-3, and any or all amendments thereto; and the undersigned does hereby ratify and confirm as his own act and deed all that said attorneys-in-fact and agents shall do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, I have hereunto set my hand and seal on July 13, 1999.



                                             /s/ GERALD R. BENJAMIN     (SEAL)
                                             --------------------------
                                             (Signature)

                               POWER OF ATTORNEY



KNOW ALL MEN BY THESE PRESENTS:

          THAT I, ROBERT A. DIPROVA, a resident of the State of Georgia do hereby constitute and appoint Ramie A. Tritt, M.D., Richard D. Ballard and Gerald R. Benjamin, and each of them, my true and lawful attorneys-in-fact and agents, to do any and all acts and things and to execute any and all instruments which said attorneys and agents may deem necessary or advisable to enable Physicians' Specialty Corp. (the "Company") to comply with the Securities Exchange Act of 1934, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing by the Company under the said Securities Exchange Act of Rule 13E-3 Transaction Statement on Schedule 13E-3, and any or all amendments thereto; and the undersigned does hereby ratify and confirm as his own act and deed all that said attorneys-in-fact and agents shall do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, I have hereunto set my hand and seal on July 13, 1999.



                                             /s/ ROBERT A. DIPROVA      (SEAL)
                                             --------------------------
                                             (Signature)

                               POWER OF ATTORNEY



KNOW ALL MEN BY THESE PRESENTS:

          THAT I, LAWRENCE P. KRASKA, a resident of the State of Georgia do hereby constitute and appoint Ramie A. Tritt, M.D., Richard D. Ballard and Gerald R. Benjamin, and each of them, my true and lawful attorneys-in-fact and agents, to do any and all acts and things and to execute any and all instruments which said attorneys and agents may deem necessary or advisable to enable Physicians' Specialty Corp. (the "Company") to comply with the Securities Exchange Act of 1934, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing by the Company under the said Securities Exchange Act of Rule 13E-3 Transaction Statement on Schedule 13E-3, and any or all amendments thereto; and the undersigned does hereby ratify and confirm as his own act and deed all that said attorneys-in-fact and agents shall do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, I have hereunto set my hand and seal on July 13, 1999.



                                             /s/ LAWRENCE P. KRASKA     (SEAL)
                                             --------------------------
                                             (Signature)

                               POWER OF ATTORNEY



KNOW ALL MEN BY THESE PRESENTS:

          THAT I, RAMIE A. TRITT, M.D., a resident of the State of Georgia do hereby constitute and appoint Richard D. Ballard and Gerald R. Benjamin, and each of them, my true and lawful attorneys-in-fact and agents, to do any and all acts and things and to execute any and all instruments which said attorneys and agents may deem necessary or advisable to enable Physicians' Specialty
Corp. (the "Company") to comply with the Securities Exchange Act of 1934, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing by the Company under the said Securities Exchange Act of Rule 13E-3 Transaction Statement on Schedule 13E-3, and any or all amendments thereto; and the undersigned does hereby ratify and confirm as his own act and deed all that said attorneys-in-fact and agents shall do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, I have hereunto set my hand and seal on July 13, 1999.



                                             /s/ RAMIE A. TRITT         (SEAL)
                                             --------------------------
                                             (Signature)